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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       March 3, 1997
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                              CINCINNATI BELL INC.
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               (Exact Name of Registrant as Specified in Charter)


            Ohio                     1-8519                     31-1056105
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(State or Other Jurisdiction       (Commission              (IRS Employer
 of Incorporation)                  File Number)            Identification No.)


     201 East Fourth Street, Cincinnati, Ohio                    45202
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  513-397-9900
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

A.   SHAREHOLDER RIGHTS PLAN

     On March 3, 1997, the Board of Directors of Cincinnati Bell Inc. (the "Corporation") adopted a Shareholder Rights Plan and declared that a dividend of one right (the "Rights") on each of the Corporation's outstanding Common Shares, par value $1.00 per share (the "Common Shares") be distributed as soon as practicable to holders of record of the Common Shares issued and outstanding at the close of business on May 2, 1997 (the "Record Date"). Each Right represents the right to purchase one one-hundredth of a Series A Preferred Share of the Corporation, upon the terms and subject to the conditions set forth in the Rights Agreement adopted by the Board at such meeting.


EXHIBIT:

99   Press Release announcing Shareholder Rights Plan, dated March 3, 1997.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CINCINNATI BELL INC.


                                   By: /s/ BRIAN C. HENRY
                                      -------------------------------------
                                   Brian C. Henry, Executive Vice President &
                                   Chief Financial Officer

Date:  April 29, 1997